STATEMENT OF ADDITIONAL INFORMATION

November 6, 2008

THE FAIRHOLME FUND
(the “Fund”)

the sole Series of
FAIRHOLME FUNDS, INC.
(the “Company”)

4400 Biscayne Blvd.
Miami, FL 33137

TELEPHONE: 1-866-202-2263
Website: www.fairholmefunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus dated July 22, 2008 (the “Prospectus”).  Audited financial statements for the fiscal year ended November 30, 2007 are included in the Fund’s Annual Report to shareholders.  The Annual Report is incorporated into this SAI by reference.  You may obtain a copy of the Prospectus and shareholder reports, free of charge, by writing to Fairholme Funds, Inc. c/o U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), P.O. Box 701, Milwaukee, WI 53201-0701, by calling Fund Shareholder Servicing (“Shareholder Services”) toll free at 1-866-202-2263, or by downloading from the Fund’s website: www.fairholmefunds.com.

THE FUND'S INVESTMENT POLICIES AND SECURITIES OPTIONS

The Fund’s investment objective and the manner in which the Fund pursues its investment objective are generally discussed in the Prospectus.  This section provides additional information concerning the Fund's investment policies as well as strategies the Fund may use that are not part of the Fund's primary investment strategies. This section also describes additional risks associated with investing in the Fund.

The Fund is a non-diversified, open-end investment company, which means that the Fund can concentrate its investments in a smaller number of companies than a diversified fund. The Fund’s principal investment strategies are described in the Prospectus.

The Fund may invest in a variety of other securities.  The other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular type of security.

SPECIAL SITUATIONS.  From time to time, the Fund intends to invest in special situations, which may involve purchases of securities, including but not limited to, equity securities, non-investment grade debt securities and securities of companies that are in default.  A special situation arises when, in the opinion of Fairholme Capital Management, L.L.C., the Fund’s investment adviser (the “Manager”), the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions.  Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies.  Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing.   See “CREDIT RISK,” “INTEREST RATE RISK” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other fixed-income securities.

FOREIGN (NON-U.S.) SECURITIES.  The Fund may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments and other foreign money-market instruments.  Short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”).  Other debt securities of non-U.S. companies may be purchased without regard to NRSRO ratings and would generally fall under the category of “special situations.”  See “CREDIT RISK,” “INTEREST RATE RISK” and “INVESTMENT IN HIGH YIELD SECURITIES” below for a description of the risks of investing in debt and other fixed-income securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies.  An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the same degree of regulation as U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to Fund shareholders.  Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.  Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK.  The Fund may invest in shares of preferred stock.  Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer's assets.  Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.  Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

DEBT SECURITIES.  The Fund may invest in corporate and U.S. Government debt securities.  Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  The Fund may invest in debt securities that are non-investment grade or are in default in accordance with the “Special Situations” paragraph above.  U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

ASSET-BACKED SECURITIES.  The Fund may invest in asset-backed securities.  The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.  For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations.  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used.  In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer.  Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

CREDIT RISK.  The Fund’s investments are subject to credit risk.  An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Fund does not rely on third party credit ratings to select its investments.

INTEREST RATE RISK.  The Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, fixed-income securities with longer maturities typically experience a more pronounced change in value when interest rates change.

INVESTMENT IN HIGH YIELD SECURITIES.  The Fund’s investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s or BB- and lower by S&P and Fitch) or, if not rated, determined by the Manager to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities.  High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.  In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Manager does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal.  Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative.  Such securities may have small assurance of interest and principal payments.  Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody’s are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold.  Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities.  To the extent that there is no established secondary market for high yield securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund’s assets.

Although the Manager will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur.  Certain high yield securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities.  Such securities may present risks based on prepayment expectations.  If an issuer exercises such a provision, the Fund’s income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, although the Manager does not rely on credit ratings in selecting investments.  Ratings are, however, subject to certain limitations.  The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in the credit risk of securities within each rating category.  Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ.  In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Manager will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

MUTUAL FUNDS.  The Fund may not acquire securities issued by other registered investment companies, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and rules and regulations thereunder.  As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses.  Such fees and expenses will be borne indirectly by the Fund’s shareholders.

CONTROL OR OTHER SUBSTANTIAL POSITIONS RISK.  The Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment.

These investments impose additional risks for the Fund other than a possible decline in the value of the investments.  The Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”).  Should the Fund and other accounts managed by the Manager obtain such a position, the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company.  The application of statutory and regulatory requirements to the Fund or to the Manager and its affiliates could restrict activities contemplated by the Fund or the Manager and its affiliates with respect to a Portfolio Company or limit the time and the manner in which the Fund is able to dispose of its holdings or hedge such holdings. The Fund or the Manager and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act.

The Fund may incur substantial expenses when taking control or other substantial positions in a company, and there is no guarantee that such expenses can be recouped.  In addition, the Fund’s investments could be frozen in minority positions and the Fund could incur substantial losses.

The Fund could be exposed to various legal claims by a Portfolio Company, its security holders and its creditors arising from, among other things, the Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the boards of directors of a Portfolio Company.  Such legal claims include claims that the Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company.  Such legal claims also include claims that the Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with the Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares.  Notwithstanding the foregoing, neither the Fund nor the Manager intend to have unilateral control of any Portfolio Company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

REAL ESTATE INVESTMENT TRUSTS.  The Fund may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

REPURCHASE AGREEMENTS.  The Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks and other financial institutions, provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund.  A Repo exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities.  If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.  If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

CASH RESERVES.  Although the Fund will normally hold a focused portfolio comprised primarily of equity securities, the Fund is not required to be fully invested in common stocks and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money-market funds, Repos and other high quality money market instruments.  From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments.  The Fund and the Manager believe that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities.  Under adverse market conditions when the Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund’s total assets.  When the Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund’s performance may be negatively affected as a result.

RESTRICTED AND ILLIQUID SECURITIES.  The Fund will not maintain more than 15% of its net assets in securities that the Manager determines to be illiquid.  Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors.  The sale of some illiquid and other types of securities may be subject to legal restrictions.  Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.  The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.  However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered or otherwise made saleable on a public market within two years.  Restricted and illiquid securities are valued by the Manager in accordance with procedures approved by the Company's Board of Directors (“Board” or “Directors”) in a manner intended to reflect the fair market value of such securities.  Securities that are subject to substantial market and credit risk may have greater liquidity risk.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS.  The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Manager’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MARGIN PURCHASES.  The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Securities and Exchange Commission (“SEC”) under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps and other financial instruments.

INFLATION RISK.  This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.  This risk increases as the Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

FUTURE DEVELOPMENTS.  The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

MASTER-FEEDER OPTION.  Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment.  There is no current intent to make such an investment.

PORTFOLIO TURNOVER.  For the Fund’s fiscal years ended November 30, 2007 and 2006, the Fund’s annual portfolio turnover rates were 14.10% and 20.27%,  respectively.  While the Fund’s strategies typically do not generate high portfolio turnover, the turnover rate is expected to vary materially from year to year, and may exceed the rates disclosed above.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains.  Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short-term securities and U.S. Government debt securities) owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties.  Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end.  The Fund may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures.  The Fund reserves the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement.  Consistent with the aforementioned, each of the following third parties has been approved to receive information concerning the Fund’s portfolio holdings: (i) the Fund’s independent registered public accounting firm, (ii) the Fund’s custodian, (iii) the Fund’s transfer agent, (iv) the Fund’s administrator and (v) the Fund’s accountant.  In addition, the Fund’s executive officers and chief compliance officer (or his/her designee) (“Authorized Persons”) may also authorize disclosure of the Fund’s portfolio holdings to other persons after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure and any conflicts of interest between the Fund and its shareholders and the interests of the Manager and any of its affiliates, and will report such authorizations to the Board.  Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  The Directors will at least annually review information regarding the nature of any such disclosures and recipients.  If the Directors determine that any such disclosure was inappropriate, the Directors will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Fund believes that the foregoing policies and procedures reduce the likelihood of conflicts between the interests of shareholders and affiliates of the Fund.  Both the Manager and the Fund have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Fund or the Manager will act in a manner inconsistent with their duties to the Fund and its shareholders.  No employee of the Fund or the Manager or its affiliates receives any compensation whatsoever in connection with proper disclosure of the Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.  As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing, changes in the values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

(1)
The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(2)
The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

(3)
The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

(4)
The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds, each as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

(5)
The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts and privately-negotiated contracts for the current or future delivery of commodities.

(6)
The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

INVESTMENT MANAGER

Information on the Manager, Fairholme Capital Management, LLC, is set forth in the Prospectus.  This section contains additional information about the Manager and the persons primarily responsible for the day-to-day management of the Fund.

The Manager directly manages the investment portfolio of the Fund pursuant to an investment advisory agreement with the Company, on behalf of the Fund, and manages all other aspects and pays for all other non-extraordinary expenses (except commissions on portfolio transactions) related to the management and business affairs of the Fund under an operating services agreement with the Company, on behalf of the Fund.

Membership interests in the Manager are held by Gables Investment Partnership, LLLP and East Lane, LLC.  Bruce R. Berkowitz is the managing member of Gables Investment GP, LLC, the general partner of Gables Investment Partnership, LLLP, and the sole limited partner of Gables Investment Partnership, LLLP.  Mr. Berkowitz is also the managing member of East Lane, LLC.

Portfolio Management Team

The Fund is managed by a portfolio management team whose lead member, Bruce R. Berkowitz, is the Managing Member of the Manager.  He has served as the lead member of the portfolio management team since the Fund’s inception.  Mr. Berkowitz is also President and a Director of the Company.  Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Manager since the Manager’s inception in 1997.  Mr. Berkowitz has approximately 24 years of investment management experience.

Listed below are the members of the portfolio management team, who are equally responsible for the day-to-day management of the Fund’s portfolio. These members advise Mr. Berkowitz prior to executing transactions on behalf of the Fund.

•
Charles M. Fernandez is an Analyst and the President of the Manager and serves as a Director and a Vice President of the Company.  He has served as a member of the portfolio management team since January 2008. From 2003 until 2007, Mr. Fernandez was the President of Lakeview Health Systems LLC, a privately-held healthcare company, where he continues to serve as a Director.  From 1999 to 2003, Mr. Fernandez was the Chief Executive Officer of Big City Radio, Inc., a publicly traded owner and developer of radio stations.  Additionally, from 1997 to 2003, he held various positions with IVAX Corporation, a publicly-traded manufacturer of generic drugs, serving most recently as a Director, and Chairman of the Audit Committee of the Board of Directors.  Mr. Fernandez has 23 years of management experience.

•
Paul R. Thomson is an Analyst, the Chief Financial Officer and the Chief Operating Officer of the Manager and currently serves as the Chief Compliance Officer of the Company. He has served as a member of the portfolio management team since January 2008. From 2004 to 2007, Mr. Thomson held various positions with Colliers-Seeley, Inc., a full service real estate brokerage firm, most recently as Managing Director and previously as Chief Financial Officer.  From 1996 to 2004, Mr. Thomson was Vice-President, Chief Financial Officer, and Treasurer of Big City Radio, Inc., a publicly traded owner and developer of radio stations.  He is a Certified Public Accountant and a member of the Institute of Chartered Accountants of England and Wales.  Mr. Thomson has 29 years of experience in public accounting and financial management.

The table below identifies each member of the portfolio management team and the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment company, privately offered pooled investment vehicles, and separate accounts.  Information in the table is shown as of the Fund’s fiscal year-end, November 30, 2007.  Asset amounts are approximate and have been rounded.

	Registered Investment Company+ (The Fairholme Fund) Total Assets through November 30, 2007		Privately Offered Pooled Investment Vehicles Total Assets through November 30, 2007		Separate Accounts Total Assets through November 30, 2007

Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Bruce R. Berkowitz	1	$6.4 billion	5	$644 million	562	$1.7 billion
Keith D. Trauner*	1	$6.4 billion	5	$644 million	562	$1.7 billion
Charles M. Fernandez**	None	None	None	None	None	None
Paul R. Thomson**	None	None	None	None	None	None

+ The portfolio management team does not manage accounts for any other Registered Investment Company other than The Fairholme Fund.
* Effective October 31, 2008, Keith D. Trauner is no longer a member of the portfolio management team.
** Messrs. Fernandez and Thomson became members of the portfolio management team after the Fund’s fiscal year ended November 30, 2007.

Conflicts of Interest

The Manager seeks to treat all clients (including the Fund, pooled investment vehicles and separate accounts) fairly and equitably and has adopted policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities.  Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged.

Although all clients of the Manager have funds managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals.  Furthermore, different clients of the Manager have different restrictions on their permitted activities, whether by statute, contract or instruction of the client.  As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, the Fund, privately-offered pooled vehicles, and separate accounts may own different securities and performance may materially differ.

Specifically, the pooled investment vehicles are typically permitted to invest without regard to liquidity, have “lock-up” or other provisions restricting liquidity on behalf of investors and may pursue strategies not available to the Fund or other clients including, but not limited to, the use of derivatives, short-selling, the purchase of unregistered securities in private companies or other investments prohibited by the 1940 Act, statute, law, charter or contract.

The Fund may use specific strategies not employed by separate account clients or pooled investment vehicles managed by the Manager due to its ability to pursue investments in, among other types of investments, distressed debt, special situations and illiquid securities.
Furthermore, separate accounts or pooled investment vehicles may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Fund, where concentrations are limited by the 1940 Act or other statutes.

Portfolio Management Team Compensation

The Company does not directly compensate any personnel of the Manager, including members of the portfolio management team.

Mr. Berkowitz’s compensation from the Manager is in the form of a share of the Manager’s total profits.  Messrs. Fernandez and Thomson each receives from the Manager a fixed salary and an annual bonus. The annual bonus, which is subject to the profitability of the Manager, is discretionary and based on Mr. Berkowitz’s assessment of the individual’s contributions to the Manager.

The Manager also receives management fees based on managed assets and may receive incentive compensation based on profits, if any, of privately offered pooled investment vehicles.  A portion of any such incentive compensation may be reallocated to members or partners that are affiliated with the Manager, including the members of the portfolio management team.

The Manager also receives management fees based on the managed assets of 562 separate accounts, which include individuals, corporations and other entities.

No member of the portfolio management team is compensated based directly on the performance of the Fund or the value of the Fund’s assets.

Ownership of Fund Securities

As of November 30, 2007, Mr. Berkowitz and his immediate family members owned shares of the Fund worth in excess of $1,000,000; Mr. Fernandez and his immediate family members did not own any shares of the Fund; Mr. Thomson and his immediate family members did not own any shares of the Fund; and Mr. Trauner and his immediate family members owned shares of the Fund in excess of $1,000,000.

As of May 30, 2008, officers and employees of the Manager, collectively, owned shares of the Fund worth in excess of $41 million.

THE INVESTMENT MANAGEMENT AGREEMENT

The Company has entered into an Investment Management Agreement (the “Management Agreement”) with the Manager.  Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Manager furnishes an investment program for the Fund; determines what investments should be purchased, sold and held; and makes changes on behalf of the Company in the investments of the Fund.  At all times, the Manager's actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Manager also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Manager has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Manager provides, or arranges to provide, administrative and all other services necessary to manage the business and day-to-day operational needs of the Fund including, but not limited to: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies.  Under the Management Agreement, the Fund retains responsibility for portfolio commission expenses, acquired fund fees and expenses, and other extraordinary expenses, if any, including, but not limited to, litigation costs.

Under the Management Agreement, the Manager may, with the Company’s permission, employ third parties, including but not limited to affiliated service providers, to assist it in performing the various services required by the Fund.  The Manager is responsible for compensating such parties.

The Management Agreement provides that the Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Management Agreement, except by reason of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Management Agreement, dated as of May 19, 2008, has an annual term.  However, the Management Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, and by a majority of the directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Company.  The management fee is paid at an annual rate equal to 1.00% of the average daily net assets of the Fund.

Until May 23, 2008, the Manager provided investment advisory services to the Fund under an Investment Advisory Agreement, and provided, or arranged to provide, all other services under a separate Operating Services Agreement.  Under the Investment Advisory Agreement, for its investment advisory services to the Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of the daily average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the Fund’s fiscal years ended November 30, 2007, 2006 and 2005, the Fund paid $25,972,441, $12,574,173 and $3,726,736, respectively, in investment advisory fees to the Manager. Under the Operating Services Agreement, for its administrative and other services to the Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the Fund's fiscal years ended November 30, 2007, 2006, and 2005, the Fund paid $25,972,441, $12,574,173, and $3,726,736, respectively, in administrative fees to the Manager.

DIRECTORS AND OFFICERS

The Company is a Maryland corporation and is registered under the 1940 Act, as an open-end management investment company.  The Fund is the sole series of the Company.  The Board has overall responsibility for the conduct of the Company’s affairs.  The day-to-day operations of the Fund are managed by the Manager, subject to the Company’s Bylaws and overall supervision and review by the Board.  The Directors and Officers of the Company, including those Directors who are also officers, are listed below.

Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Interested Directors and Officers
Cesar L. Alvarez* Age 61	Director	Mr. Alvarez has served as a Director of the Company since May 19, 2008.	Chief Executive Officer of Greenberg Traurig, P.A. since 1997.	1	Chairman, Board of Directors, Pediatrix Medical Group, Inc.; Co-Leading Director, Watsco, Inc.; Director, Intrexon Corporation; Director, Texpack Inc.
Bruce R. Berkowitz* Age 50	Director, President	Mr. Berkowitz has served as a Director of the Company since its inception on December 29, 1999.	Managing Member, Fairholme Capital Management, LLC, a registered investment adviser, since October 1997.	1	Director, TAL International Group, Inc.; Director, White Mountains Insurance Group, Ltd.
Charles M. Fernandez* Age 46	Director, Vice President	Mr. Fernandez has served as a Director and a Vice President of the Company since November 5, 2008.	President, Lakeview Health Systems LLC, since November 2003; Director and Chairman of the Audit Committee of the Board of Directors, IVAX Corporation from 1997 to 2003; Chief Executive Officer, Big City Radio, Inc. from 1999 to 2003.	1	Director, Lakeview Health Systems, LLC

Independent Directors^
Terry L. Baxter Age 62	Independent Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Retired. Prior thereto from 1993 to 2002, he served as President, Fund American Enterprises; Chairman of the Board, Source One Mortgage Services Corp.; and President of White Mountains Holdings.	1	Director, Main Street American Group
Howard S. Frank Age 67	Independent Director	Mr. Frank has served as a Director of the Company since May 7, 2007.	Vice Chairman and Chief Operating Officer, Carnival Corporation & plc.	1	Chairman, Steamship Mutual Trust; Vice Chairman, New World Symphony
Avivith Oppenheim, Esq. Age 58	Independent Director	Ms. Oppenheim has served as a Director of the Company since its inception on December 29, 1999.	Attorney-at-Law.	1	None
Leigh Walters, Esq. Age 61	Independent Director	Mr. Walters has served as a Director of the Company since its inception on December 29, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	1	Director, Valcor Engineering Corporation

+     Unless otherwise indicated, the address of each Director of the Company is 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Mr. Berkowitz, Mr. Fernandez and Mr. Alvarez are each an interested person, as defined in the 1940 Act, of the Company because of their affiliation with the Manager.
^     Directors who are not “interested persons” of the Company as defined under the 1940 Act.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.

Additional Officers of the Company

Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served*
Tim K. Biedrzycki Age 60 83 General Warren Blvd. Malvern, PA 19355	Treasurer	Mr. Biedrzycki has served as the Treasurer of the Company since November 2008.
Paul R. Thomson Age 52	Chief Compliance Officer	Mr. Thomson has served as an officer of the Company since January 2008 and the Chief Compliance Officer since November 2008
Larry S. Pitkowsky Age 43 51 JFK Parkway Short Hills, NJ 07078	Vice President	Mr. Pitkowsky has served as an officer of the Company since March 2008.
Carolyn M. Zegeer Age 30	Secretary	Ms. Zegeer has served as the Secretary of the Company since November 2008.

+	Unless otherwise indicated, the address of each Officer of the Company is 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each officer serves for an annual term and until his or her successor is elected and qualified.

The Board of Directors has three standing committees - The Audit Committee, the Nominating and Corporate Governance Committee and the Proxy Voting Committee.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Fund, nominate independent auditors to conduct audits of the Fund's financial statements and perform other related duties.  The Audit Committee has adopted a charter to govern such activities.  The Audit Committee met three times during the fiscal year ended November 30, 2007.  The members of the Audit Committee are: Howard S. Frank (Chairperson), Avivith Oppenheim and Leigh Walters.

Nominating and Corporate Governance Committee

The Board has formed a Nominating and Corporate Governance Committee (“Nominating Committee”).  The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee held three meetings during the 2007 fiscal year.  The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership.  The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Leigh Walters, and Howard S. Frank.

Proxy Voting Committee

The Board has established a Proxy Voting Committee.  The Proxy Voting Committee considers proxies involving potential conflicts of interest and requests for waivers of the proxy voting policy.  The members of the Proxy Voting Committee are: Avivith Oppenheim, Leigh Walters, and Howard S. Frank.

Compensation

During the fiscal year ended 2007, each Director who is not an "interested person" of the Fund (i.e., an “Independent Director”) received an annual retainer of $30,000 with an additional $7,500 paid to the Chairman of the Audit Committee.  Effective January 2008, the Board, upon the recommendation of management, taking into account the Fund’s growth and increased oversight requirements due to such growth, voted to increase (i) the annual retainer paid to Independent Directors to $60,000 and (ii) the annual compensation of the Chairman of the Audit Committee to $15,000. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.  Pursuant to its obligations to the Company under the Management Agreement, the Manager is responsible for paying compensation, if any, to each of the Company's Independent Directors.

The table below sets forth the compensation paid to Directors for the Fund’s fiscal year ended November 30, 2007:

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM THE FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR

Cesar L. Alvarez†	$-0-	$-0-	$-0-	$-0-
Bruce R. Berkowitz	$-0-	$-0-	$-0-	$-0-
Keith D. Trauner+	$-0-	$-0-	$-0-	$-0-
Terry L. Baxter†^	$-0-	$-0-	$-0-	$-0-
Howard S. Frank^	$26,250	$-0-	$-0-	$26,250
Avivith Oppenheim^	$32,976	$-0-	$-0-	$32,976
Joel L. Uchenick^*	$18,750	$-0-	$-0-	$18,750
Leigh Walters^	$32,521	$-0-	$-0-	$32,521

†  Mr. Alvarez and Mr. Baxter were elected as Directors of the Fund effective May 19, 2008.
+  Effective October 31, 2008, Mr. Trauner is no longer a Director of the Fund.
^  Directors who are not “interested persons” of the Company as defined under the 1940 Act.
*  Joel L. Uchenick was an Independent Director of the Fund until he passed away in May 2007.

Director Ownership of Fund Shares

As of December 31, 2007, the Directors owned the following aggregate amounts of Fund shares:

NAME OF DIRECTOR	DOLLAR RANGE OF FUND SHARES HELD IN THE FUND	AGGREGATE DOLLAR RANGE IN ALL FUNDS OVERSEEN BY DIRECTOR IN COMPANY

Cesar L. Alvarez†	None	None
Bruce R. Berkowitz	Over $100,000	Over $100,000
Keith D. Trauner+	Over $100,000	Over $100,000
Terry L. Baxter†^	None	None
Howard S. Frank^	Over $100,000	Over $100,000
Avivith Oppenheim^	Over $100,000	Over $100,000
Leigh Walters^	Over $100,000	Over $100,000

†   Mr. Alvarez and Mr. Baxter were elected as Directors of the Fund effective May 19, 2008.
+   Effective October 31, 2008, Mr. Trauner is no longer a Director of the Fund.
^   Directors who are not “interested persons” of the Company as defined under the 1940 Act.

As of May 30, 2008 the Directors and officers of the Fund (and their affiliates), as a group, owned 1,285,300 shares, or less than 1% of the Fund's outstanding shares.

CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of May 30, 2008, the following persons owned 5% or more of the Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF SHARES OWNED	% OWNERSHIP OF TOTAL FUND SHARES	TYPE OF OWNERSHIP
Charles Schwab 101 Montgomery St. San Francisco, CA 94104	67,501,442	24.72%	Record
National Financial Services, LLC 200 Liberty St. New York, NY 10281	66,128,679	24.22%	Record
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	31,500,628	11.54%	Record
TD Ameritrade P.O. Box 2226 Omaha, NE 68103	15,364,816	5.63%	Record

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value (“NAV”).  The Fund's per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business and is based on closing prices of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time.  In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE.  For purposes of computing the NAV of a share of the Fund, securities traded on securities exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair market value as determined in good faith by the Manager pursuant to the Fund’s fair value pricing procedures, subject to the review and supervision of the Board.

The Manager may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security.  In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Fund values its securities at 4:00 p.m., Eastern Standard Time.

When the Fund holds securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Fund.  Consequently, the Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Fund.

The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.  Since the Fund generally does not charge sales fees, the NAV is the offering price for shares of the Fund.  The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

An example of how the Fund calculated its total offering price per share as of November 30, 2007 is as follows:

Net Assets	=	Net asset value per share
Shares Outstanding

$6,463,009,344	=	$32.30
200,079,333

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below).  Such information is only a summary of certain key federal income tax considerations and is based on current law.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders.  Investors should consult their own tax advisers with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company.  The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.  Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance.  It is possible that the Fund will not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Excise Tax.  The Fund will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year.  For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year.  The Fund intends to make sufficient distributions to avoid liability for the excise tax.  The Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholder.  Distributions of the Fund's investment company taxable income are taxable to you as ordinary income.  A portion of the Fund’s distributions may be treated as “qualified dividend income,” which may be taxable through 2010 to individuals, trusts and estates at lower federal tax rates.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund’s net short-term capital gains are taxable to you as ordinary income.  Distributions of the Fund’s net long-term capital gains are taxable to you as long-term capital gains.  Long-term is defined as securities held for more than one year at the time of the sale or exchange.  Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  A return of capital distributions reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.  The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares.  All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes.  Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Manager.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Manager to seek the best execution of orders at the most favorable price.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. Among these are the Manager's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer.  The Manager will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

The Manager may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions.  However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions.  The Manager normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities.  The Manager may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In some instances, the Manager feels that better prices are available from non-principal market makers who are paid commissions directly.  For the fiscal years ended November 30, 2007, November 30, 2006 and November 30, 2005, the Fund paid brokerage commissions of $1,058,747, $568,118 and $467,178, respectively.  The increase in brokerage commissions from November 30, 2005 to November 30, 2007 was primarily due to the sizeable increase in net capital subscriptions to the Fund and the related investment of such assets.

The Manager may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Manager have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations.  If an aggregated trade is not completely filled, then the Manager allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Manager, will result in fairness to all participants.  Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Manager to be fair and reasonable to the Fund and any other accounts involved.  For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing and/or asset size.  Since the Fund’s objective will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Manager have adopted Codes of Ethics (“Codes”) restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Manager.  These Codes are on public file and are available from the SEC.  While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

U.S. Bank, N.A. (“Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, is custodian for the securities and cash of the Fund.  Under the Custody Agreement, the Custodian holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Accountant and Transfer Agent to the Fund pursuant to a Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement among the Company, the Manager (with respect to the compensation section only), and USBFS.  Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.  USBFS will receive a fund accounting fee which will be billed to the Manager on a monthly basis.

Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to:  (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state.  USBFS will receive a transfer agent fee which will be billed to the Manager on a monthly basis.

ADMINISTRATOR

USBFS serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement among the Fund, the Manager (with respect to the compensation section only), and USBFS.  USBFS, which is affiliated with the Fund’s distributor, provides the following services under the Fund Administration Servicing Agreement.  USBFS (i) facilitates general Fund management; (ii) monitors Fund compliance with federal and state regulations; (iii) supervises the maintenance of the Fund’s general ledger and prepares the Fund’s monthly financial statements; and (iv) prepares other specified financial and tax reports and information.

Effective February 20, 2007, under the Fund Administration Servicing Agreement, USBFS receives an administration fee from the Fund at an annual rate of .01% on the first $3.5 billion and 0.0075% on the balance above $3.5 billion.  Fees are billed to the Manager on a monthly basis.

DISTRIBUTOR

On January 22, 2007, Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, was approved to serve as distributor for the Fund effective February 20, 2007.  The Distribution Agreement is effective for an initial term of two years and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, or vote of a majority of outstanding shares of the Fund.  The offering of the Fund’s shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor is a Delaware limited liability company that is wholly owned by U.S. Bancorp.

OTHER SERVICES

The Company has entered into a service agreement with FCM Services, Inc., a wholly owned subsidiary of the Manager, pursuant to which FCM Services, Inc. provides call center and administrative services to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm.

GENERAL INFORMATION

The Company was incorporated in Maryland on September 30, 1999 and is an open-end management investment company registered under the 1940 Act.  The Fund is non-diversified and the sole series of the Company.  The Board manages the affairs of the Company.  The Board has delegated the day-to-day operations of the Fund to the Manager, which operates the Fund under the Board's general supervision.

The Company’s Articles of Incorporation permit the Board to issue 400,000,000 shares of common stock.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company’s Board out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated and the Company’s Bylaws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act.  Accordingly, the Company will not hold annual shareholder meetings unless required under the 1940 Act.  Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors.  The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company. A copy of the Company’s proxy voting policies and procedures is attached to this SAI as Appendix A.  These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge on the Fund’s website www.fairholmefunds.com; upon request, by calling Shareholder Services toll free at 1-866-202-2263; or by writing to the Company at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, and (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for its fiscal year ended November 30, 2007 and the report of Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, are incorporated herein by reference to the Fund’s annual report.  The annual report was filed on Form N-CSR with the SEC on January 31, 2008.  Each report is available without charge upon request by calling Shareholder Services toll free at 1-866-202-2263, or by visiting the Fund’s website at www.fairholmefunds.com.

 APPENDIX A
PROXY VOTING POLICY OF FAIRHOLME FUNDS, INC.

PREFACE

Fairholme Funds, Inc. (the “Company”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a “Fund” and together the “Funds”).  The Company currently offers shares of a single Fund, but may offer shares of additional Funds in the future.  Although this policy will address itself to a single Fund, this policy applies equally with respect to the Company’s currently existing Fund and any future Funds that may be offered by the Company.

The Company’s affairs are generally managed by its Board of Directors (the “Board” or the “Directors”).  Among its obligations to the Fund’s shareholders, the Board is responsible for voting all proxies related to securities held in each Fund’s investment portfolio.  The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund’s shareholders.  The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1.           General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund’s stated investment objectives.  The Board or its designated agent(s) will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund’s shareholder value or conflict with the Fund’s policies regarding management and corporate governance.  In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund’s shareholders.

2.           Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise.  The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders.  The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

●
In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) – The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

●
Whether the slate of director nominees promotes a majority of independent directors on the full board – The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

●	A director nominee’s attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.

●
Existence of any prior SEC violations and/or other criminal offenses – The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board.  To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors.  When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors.  The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, The Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders.  As previously stated, each issue will be analyzed on an item-by-item basis.

3.           Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company.  When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i.           Corporate Defenses.  Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii.           Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii.           Capital Structure.  Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock.  As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring.  The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv.           Executive Compensation.  The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values.  The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company.  Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance.  The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

v.           Independent Registered Public Accounting Firm.  The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees.  In reliance on the audit committee’s recommendation, The Board or its designated agent(s) generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4.           Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company.  When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.  In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.           Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

●	Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;
●	The percentage of assets of the company that will be devoted to implementing the proposal;
●	Whether the issue is more properly dealt with through other means, such as through governmental action;
●	Whether the company has already dealt with the issue in some other appropriate way; and
●	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company.  The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders.  The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable.  The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES
of
FAIRHOLME FUNDS, INC.

1.           The Proxy Voting Officer

The Board hereby designates the President and Treasurer of the Company as the persons responsible for voting all proxies relating to securities held in the Fund’s portfolio (the “Proxy Voting Officers”), subject to the authority of the Proxy Voting Committee (as defined herein) set forth in Section 2 below.  Either person may act on behalf of the Fund, and there shall be no requirement that both Proxy Voting Officers vote together.  The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit.  The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Proxy Voting Committee (as defined below) stating the facts and reasons for the Proxy Voting Officer’s belief.  The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Proxy Voting Committee.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 4 below.

2.           Proxy Voting Committee

The Board has formed a proxy voting committee (the “Proxy Voting Committee”), which is composed solely of the independent directors of the Company, to evaluate and determine (i) requests for waivers of this Policy and (ii) proxy solicitations that present a potential conflict of interest as discussed in Section 3 below.

3.           Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Proxy Voting Committee all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”).  Conflict of interest transactions include, but are not limited to, situations where:

●	an Affiliated Entity promotes a proxy proposal or is deemed to be the beneficial owner of 10% or more of a class of the issuer’s securities to which the proxy relates;

●
an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

●	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

●	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

●	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Proxy Voting Committee shall include the name of the Affiliated Entity whose interests in the transaction are believed to conflict with the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would enable the Proxy Voting Committee to make an informed decision on the matter.  The Proxy Voting Committee may seek the recommendation of an independent third party with respect to any such matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Proxy Voting Committee.

4.           Report to the Board of Directors

The Proxy Voting Officer shall compile and present to the Board a quarterly report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.

5.           Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Company shall, not later than August 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve-month period ending June 30th of such year on SEC Form N-PX.  In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Company’s website.  The Company’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Company’s toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

6.           Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

●	copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

●	a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

●	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

●	copies, if any, of any waiver request submitted to the Proxy Voting Committee along with the Proxy Voting Committee’s final determination relating thereto;

●	copies, if any, of all documents submitted to the Proxy Voting Committee relating to conflict of interest situations along with the Proxy Voting Committee’s final determinations relating thereto;

●	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

●	copies of all votes cast;

●	copies of all quarterly summaries presented to the Board; and

●	copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.

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